EXECUTION VERSION AMENDMENT NO. 1 TO NINTH AMENDED AND RESTATED RECEIVABLES PURCHASE AGREEMENT This Amendment No. 1 to Ninth Amended and Restated Receivables Purchase Agreement (this “Amendment”) is entered into as of December 16, 2019 among Dairy Group Receivables, L.P., a Delaware limited partnership (“Dairy Group”), Dairy Group Receivables II, L.P., a Delaware limited partnership (“Dairy Group II” and, together with Dairy Group, the “Sellers” and each a “Seller”), each of the parties listed on the signature pages hereof as a “Company” (the “Companies” and each a “Company”), each of the parties listed on the signature pages hereof as a “Financial Institution” (the “Financial Institutions” and each a “Financial Institution”) and Coöperatieve Rabobank U.A., New York Branch, as agent for the Purchasers (the “Agent”). Capitalized terms used herein and not otherwise defined shall have the respective meanings set forth in, or by reference in, the Ninth Amended and Restated Receivables Purchase Agreement, dated as of November 14, 2019, among the Seller Parties, Financial Institutions, Companies, the Agent and the Co-Agent (the “Existing Agreement,” and as further amended from time to time, the “Receivables Purchase Agreement”). R E C I T A L S: WHEREAS, the Sellers wish to amend the Existing Agreement in certain respects, upon and subject to the terms and conditions set forth in this Amendment; WHEREAS, pursuant to Section 14.1(b) of the Existing Agreement, each Company, each Seller and the Agent, at the direction of the Required Purchasers, may amend the Existing Agreement upon and subject to the terms and conditions set forth in this Amendment. NOW, THEREFORE, in consideration of the premises, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows: Section 1. Amendments. Subject to the terms and conditions set forth herein and upon satisfaction of the conditions precedent set forth in Section 2 hereof, the Existing Agreement is hereby amended as follows: (a) Section 8.2(g) of the Existing Agreement is amended by (i) deleting the text thereof which is lined out (indicated textually in the same manner as the following example: stricken text) and (ii) inserting the text therein which is double underlined (indicated textually in the same manner as the following example: double underlined text), in each case, in the place where such text appears below: “(g) Prior to the termination date specified in the Wells Fargo Termination NoticeJanuary 31, 2020 (or such later date agreed by the Agent in writing in its sole discretion), each Servicer shall (x) cause Wells Fargo to rescind AMERICAS 101650156 the Wells Fargo Termination Letter or (y) deliver an instruction directing all Obligors that make payments into the Wells Fargo Collection Accounts to pay all amounts due with respect to the Receivables originated by such Originator directly to a Collection Account that is subject to the dominion and control of the Agent, and use commercially reasonable efforts to procure that all such payments are paid into the Collection Account notified to such Obligors; provided that if, notwithstanding the use of commercially reasonable efforts by such Originator to procure the same, any such payment is paid by an Obligor into an account that is not a Collection Account subject to the dominion and control of the Agent, such Originator shall promptly (and in any event within two (2) Business Days (or such later date as the Agent may reasonably agree)), transfer such payment into a Collection Account subject to the dominion and control of the Agent.” (b) Exhibit I of the Existing Agreement is amended by (i) deleting the text thereof which is lined out (indicated textually in the same manner as the following example: stricken text) and (ii) inserting the text therein which is double underlined (indicated textually in the same manner as the following example: double underlined text), in each case, in the place where such text appears below: “Wells Fargo Termination Letter” means that certain Termination of Deposit Account Control Agreement letter dated as of November 6, 2019 (as amended December 12, 2019, and as further amended from time to time with the prior written consent of the Agent in its sole discretion) from Wells Fargo Bank, National Association (“Wells Fargo”) to Provider and Agent in respect of that certain Deposit Account Control Agreement dated as of December 22, 2016, by and among Wells Fargo Bank, National Association, Agent, and the Originators party thereto.” Section 2. Conditions to Effectiveness of Amendment. This Amendment shall become effective as of the date hereof (the “Amendment Effective Date”) upon the satisfaction of the following conditions precedent: (a) Amendment. The Agent shall have received, on or before the date hereof, executed counterparts of this Amendment duly executed by each Company and each Seller. (b) Representations and Warranties. As of the date hereof, both before and after giving effect to this Amendment, all of the representations and warranties contained in the Receivables Purchase Agreement and in each other Transaction Document (except representations and warranties which relate to a specific date, which were true and correct as of such date) shall be true and correct as though made on and as of the date hereof (and by its execution hereof, each Seller shall be deemed to have represented and warranted such). (c) No Amortization Event or Potential Amortization Event. As of the date hereof, both before and after giving effect to this Amendment, no Amortization Event or Potential Amortization Event shall have occurred and be continuing (and by its execution hereof, each Seller shall be deemed to have represented and warranted such). Section 3. Miscellaneous. AMERICAS 101650156

(a) Effect; Ratification. The amendments set forth herein are effective solely for the purposes set forth herein and shall be limited precisely as written, and shall not be deemed to (i) be a consent to any amendment, waiver or modification of any other term or condition of the Receivables Purchase Agreement or of any other instrument or agreement referred to therein; or (ii) prejudice any right or remedy which any Purchaser, the LC Bank or the Agent may now have or may have in the future under or in connection with the Receivables Purchase Agreement or any other instrument or agreement referred to therein. Each reference in the Receivables Purchase Agreement to “this Agreement,” “herein,” “hereof” and words of like import and each reference in the other Transaction Documents to the “Receivables Purchase Agreement” shall mean the Receivables Purchase Agreement, as amended hereby. This Amendment shall be construed in connection with and as part of the Receivables Purchase Agreement and all terms, conditions, representations, warranties, covenants and agreements set forth in the Receivables Purchase Agreement and each other instrument or agreement referred to therein, except as herein amended, are hereby ratified and confirmed and shall remain in full force and effect. (b) Transaction Documents. This Amendment is a Transaction Document executed pursuant to the Receivables Purchase Agreement and shall be construed, administered and applied in accordance with the terms and provisions thereof. (c) Counterparts. This Amendment may be executed in any number of counterparts, each such counterpart constituting an original and all of which when taken together shall constitute one and the same instrument. (d) Severability. Any provision contained in this Amendment which is held to be inoperative, unenforceable or invalid in any jurisdiction shall, as to that jurisdiction, be inoperative, unenforceable or invalid without affecting the remaining provisions of this Amendment in that jurisdiction or the operation, enforceability or validity of such provision in any other jurisdiction. (e) GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK. (f) Direction of Required Purchasers. By its execution of a signature page hereto, each Company and each Financial Institution represents to the Agent that, together with the other Companies and Financial Institutions executing a signature page hereto, all such Companies and Financial Institutions comprise the “Required Purchasers” and hereby directs the Agent to execute this Amendment. (Signature Pages Follow) AMERICAS 101650156

DAIRY GROUP RECEIVABLES, L.P., as Seller By: Dairy Group Receivables GP, LLC Its: General Partner By: /s/ Kristy N. Waterman Name: Kristy N. Waterman Title: Senior Vice President, General Counsel and Corporate Secretary DAIRY GROUP RECEIVABLES II, L.P., as Seller By: Dairy Group Receivables GP II, LLC Its: General Partner By: /s/ Kristy N. Waterman Name: Kristy N. Waterman Title Senior Vice President, General Counsel and Corporate Secretary [Signature Page to Amendment to Ninth Amended and Restated Receivables Purchase Agreement]

ALTA-DENA CERTIFIED DAIRY, LLC, as a Servicer BERKELEY FARMS, LLC, as a Servicer COUNTRY FRESH, LLC, as a Servicer DEAN DAIRY HOLDINGS, LLC, as a Servicer DEAN EAST, LLC, as a Servicer DEAN EAST II, LLC, as a Servicer DEAN FOODS NORTH CENTRAL, LLC, as a Servicer DEAN FOODS OF WISCONSIN, LLC, as a Servicer DEAN WEST, LLC, as a Servicer DEAN WEST II, LLC, as a Servicer FRIENDLY'S ICE CREAM HOLDINGS CORP., as a Servicer FRIENDLY'S MANUFACTURING AND RETAIL, LLC, as a Servicer GARELICK FARMS, LLC, as a Servicer MAYFIELD DAIRY FARMS, LLC, as a Servicer MIDWEST ICE CREAM COMPANY, LLC, as a Servicer MODEL DAIRY, LLC, as a Servicer REITER DAIRY, LLC, as a Servicer SHENANDOAH'S PRIDE, LLC, as a Servicer SOUTHERN FOODS GROUP, LLC, as a Servicer SUIZA DAIRY GROUP, LLC, as a Servicer TUSCAN/LEHIGH DAIRIES, INC., as a Servicer VERIFINE DAIRY PRODUCTS OF SHEBOYGAN, LLC, as a Servicer By: /s/ Kristy N. Waterman Name: Kristy N. Waterman Title Senior Vice President, General Counsel and Corporate Secretary [Signature Page to Amendment to Ninth Amended and Restated Receivables Purchase Agreement]

DAIRY FOODS COMPANY, as a Provider By: /s/ Kristy N. Waterman Name: Kristy N. Waterman Title: Senior Vice President, General Counsel and Corporate Secretary [Signature Page to Amendment to Ninth Amended and Restated Receivables Purchase Agreement]

COÖPERATIEVE RABOBANK U.A., NEW YORK BRANCH, as Agent, Company and Financial Institution By: /s/ Raymond Dizon Name: Raymond Dizon Title: Executive Director By: /s/ Christopher Lew Name: Christopher Lew Title: Executive Director AM ERICAS 101650156

COÖPERATIEVE RABOBANK U.A., as a Financial Institution By: /s/ T.V.H. Stive-Pham Name: T.V.H. Stive-Pham Title: Director By: /s/ E. van Esveld Name: E. van Esveld Title: Managing Director

NIEUW AMSTERDAM RECEIVABLES CORPORATION B.V., as a Company By: /s/ P.C. van der Linden Name: P.C. van der Linden Title: Proxyholder By: /s/ H.R.T. Kroner Name: H.R.T. Kroner Title: Proxyholder AMERICAS 101650156

ACF FINCO I LP, as a Company and Financial Institution By: /s/ Oleh Szczupak Name: Oleh Szczupak Title: Proxyholder AMl!RlCAS I0\6S0\!6